SUP-0115-0216

AB BOND FUNDS

-AB Credit Long/Short Portfolio

-AB High Yield Portfolio

-AB Intermediate Bond Portfolio

-AB Limited Duration High Income Portfolio

-AB Tax-Aware Fixed Income Portfolio

-AB Global Bond Fund

-AB High Income Fund

-AB Unconstrained Bond Fund

(each a “Portfolio” or collectively, the “Portfolios”)

Supplement dated February 17, 2016 to the Prospectus dated January 29, 2016 of the AB Bonds Funds offering Class A, Class C and Advisor Class shares of AB Credit Long/Short Portfolio, AB Limited Duration High Income Portfolio and AB Tax-Aware Fixed Income Portfolio, Class A, Class C, Class R, Class K, Class I, Class Z and Advisor Class shares of AB High Yield Portfolio, and Class A, Class B, Class C, Class R, Class K, Class I, Class Z and Advisor Class shares of AB Intermediate Bond Portfolio, AB Global Bond Fund, AB High Income Fund and AB Unconstrained Bond Fund (the “Prospectus”).

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The following replaces “The Different Share Class Expenses — Sales Charges — Class A Shares” in the “Investing in the Funds” section of the Prospectus.

Class A Shares. You can purchase Class A shares at their public offering price (or cost), which is NAV plus an initial sales charge of up to 4.25% of the offering price for all Funds except AB Tax-Aware Fixed Income Portfolio and 3.00% of the offering price for AB Tax-Aware Fixed Income Portfolio. Any applicable sales charge will be deducted directly from your investment.

The initial sales charge you pay each time you buy Class A shares differs depending on the amount you invest and may be reduced or eliminated for larger purchases as indicated below. These discounts, which are also known as Breakpoints or Quantity Discounts, can reduce or, in some cases, eliminate the initial sales charges that would otherwise apply to your investment in Class A shares.

The sales charge schedule of Class A share Quantity Discounts is as follows:

AB Tax-Aware Fixed Income Portfolio:

	Initial Sales Charge
Amount Purchased	as % of Net Amount Invested	as % of Offering Price
Up to $100,000	3.09%	3.00%
$100,000 up to $250,000	2.04	2.00
$250,000 up to $500,000	1.01	1.00
$500,000 and above	0.00	0.00

All Other Funds:

	Initial Sales Charge
Amount Purchased	as % of Net Amount Invested	as % of Offering Price
Up to $100,000	4.44%	4.25%
$100,000 up to $250,000	3.36	3.25
$250,000 up to $500,000	2.30	2.25
$500,000 up to $1,000,000	1.78	1.75
$1,000,000 and above	0.00	0.00

Except as noted below, purchases of Class A shares in the amount of $1,000,000 or more for all Funds except AB Tax-Aware Fixed Income Portfolio and in the amount of $500,000 or more for AB Tax-Aware Fixed Income Portfolio, or by AllianceBernstein or non-AllianceBernstein sponsored group retirement plans are not subject to an initial sales charge, but may be subject to a 1% CDSC if redeemed or terminated within one year.

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The following paragraph replaces the paragraph under “Hypothetical Investment and Expense Information” in Appendix B of the Prospectus.

A settlement agreement between the Adviser and the New York State Attorney General requires the Funds to include the following supplemental hypothetical investment information, which provides additional information calculated and presented in a manner different from expense information found under “Fees and Expenses of the Fund” in the Summary Information at the beginning of this Prospectus about the effect of a Fund’s expenses, including investment advisory fees and other Fund costs, on each Fund’s returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class A shares of each Fund assuming a 5% return each year, including an initial sales charge of 4.25% for all Funds except AB Tax-Aware Fixed Income Portfolio and an initial sales charge of 3.00% for AB Tax-Aware Fixed Income Portfolio. Except as otherwise indicated, the chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for each Fund is the same as stated under “Fees and Expenses of the Fund”. If you wish to obtain hypothetical investment information for other classes of shares of each Fund, please refer to the “Hypothetical Fee and Expense Calculator” on www.ABglobal.com (click on “Menu — Americas — Individual Investors — US (US Citizens)”, then “Investments — Calculators”). Your actual expenses may be higher or lower.

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This Supplement should be read in conjunction with the Prospectus for the Portfolios.

You should retain this Supplement with your Prospectus for future reference.

The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

SUP-0115-0216

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